Exhibit 10.3

LIMITED WAIVER AND AMENDMENT TO 10% SECURED CONVERTIBLE NOTES

THIS LIMITED WAIVER AND AMENDMENT TO 10% SECURED CONVERTIBLE NOTES DATED MAY 9, 2022 (this “Waiver”) is dated and effective as of August 11, 2022 between REED’S, INC., a Delaware corporation (the “Company”), the Holders party hereto, and WILMINGTON SAVINGS FUND SOCIETY, FSB as holder representative and collateral agent (the “Agent”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

1. Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the 10% Secured Convertible Notes dated May 9, 2022 issued by the Company to the Holders thereto pursuant to the Note Purchase Agreement, dated as of May 9, 2022, by and among the Purchasers from time to time party thereto, Wilmington Savings Fund Society, FSB, as Holder Representative, and the Company (each, a “Note”, and collectively, the “Notes”).

2. Representations and Warranties. The Company hereby represents and warrants that after giving effect to this Waiver, all representations and warranties contained in the Notes are true and correct, in all material respects, on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

3. Amendment to Notes. Subject to the satisfaction of the conditions precedent set forth in Section 5 of this Waiver, Agent and the Holders party hereto agree to amend the Notes as follows:

a. Section 7(ii) of each Note is amended by replacing “August 30, 2022” with “October 5, 2022”.

b. Subsection (n) of the definition of “Permitted Indebtedness” of each Note is hereby amended and restated in its entirely as follows:

(n) Indebtedness in favor of the ABL Lenders arising under the ABL Debt Documents not to exceed in the aggregate at any time outstanding or committed the sum of (i) on or prior to September 30, 2022, $11,534,395, or, on or after October 1, 2022, $6,000,000 plus (ii) the aggregate principal amount of Notes voluntarily converted into Conversion Consideration pursuant to Section 4 of each applicable Note, in each case subject to the terms of the Intercreditor Agreement; provided that the amount in the foregoing clause (ii) shall not exceed $10,000,000 at any time.

c. Each Note is hereby amended to add a new Section 12(g) as follows:

(g) Excess ABL Fee. Without any limitation to any other rights and remedies or provisions in this Note, commencing with the fiscal month ending October 31, 2022, in the event Indebtedness in favor of the ABL Lenders arising under the ABL Debt Documents exceeds the amount set forth in clause (n) of the definition of Permitted Indebtedness as of the last day of such calendar month, the Borrower shall pay a fee in cash to Holder Representative, for pro rata distribution to each holder of the Notes, in an amount equal to ten percent (10%) of the amount by which the Indebtedness in favor of the ABL Lenders arising under the ABL Debt Documents exceeds the amount set forth in clause (n) of the definition of Permitted Indebtedness. Such fee shall be paid to the Holder Representative within two (2) business days following the last day of such fiscal month.

4. Limited Waivers. Subject to the satisfaction of the conditions precedent set forth in Section 5 of this Waiver, Agent and the Holders party hereto hereby waive any existing breach or Default under any provision of the Notes arising from breach of subsections 7(ii) & 7(w) of the Notes through the date hereof. This Section and Section 3 shall be effective only to the extent specifically set forth herein and shall not be construed as a consent to or waiver of any breach or Default other than as specifically waived herein (a) affect the right of Agent or any of the Holders to demand strict compliance by Company with all terms and conditions of the Notes, except as specifically consented to, modified or waived by the terms hereof, (b) be deemed a consent to or waiver of any future transaction or action on the part of any Note Party requiring the Holders’ or the Majority Holders’ consent or approval under the Notes, or (c) diminish, prejudice or waive any of Agent’s or any Holders’ rights and remedies under the Notes or applicable law, whether arising as a consequence of any Event of Default which may now exist or otherwise, and Agent and each of the Holders hereby reserve all of such rights and remedies. For the avoidance of doubt and notwithstanding anything herein to the contrary, to the extent any provision of the Notes is qualified by, or requires the absence of, any Default or Event of Default, a Default or Event of Default shall be deemed to not have occurred for purposes of such provisions

5. Conditions to Effectiveness. This Waiver shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (at the direction of the Majority Holders):

a. This Waiver shall have been duly executed and delivered by the Company, the Agent, and the Majority Holders, and the Agent shall have received evidence thereof.

b. After giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing.

c. Payment of outstanding fees and expenses of King & Spalding LLP and Agent.

6. Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

7. Reaffirmation of Obligations. The Company hereby ratifies the Note Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Note Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

8. Note Document. This Waiver shall constitute a Note Document under the terms of each Note.

9. Multiple Counterparts. This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Waiver.

10. Governing Law. THIS WAIVER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR RELATING TO THIS WAIVER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11. Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in subsections 13(h) and 13(i) of the Notes are hereby incorporated by reference.

12. Agent Authorization. Each of the undersigned Holders hereby authorizes and directs Agent to execute and deliver this Waiver on its behalf and, by its execution below, each of the undersigned Holders agrees to be bound by the terms and conditions of this Waiver. In executing this Waiver, the Agent shall be entitled to all of the rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Note Documents.

[Signature page follows]

IN WITNESS WHEREOF, this THIS LIMITED WAIVER AND AMENDMENT TO 10% SECURED CONVERTIBLE NOTES DATED MAY 9, 2022 has been duly executed and delivered by each of the parties hereto as of the date first above written.

COMPANY:		HOLDER REPRESENTATIVE:

Reed’s, Inc.		Wilmington Savings Fund Society, FSB,
solely in its capacity as the Holder Representative

By:	/s/ Thomas J. Spisak	By:
Name:	Thomas J Spisak	Name:
Title:	Chief Financial Officer	Title:

HOLDERS:		COLLATERAL AGENT:

Whitebox Multi-Strategy Partners, LP		Wilmington Savings Fund Society, FSB,
solely in its capacity as the Collateral Agent

By:	/s/ Jake Mercer	By:
Name:	Jake Mercer	Name:
Title:	Authorized Signatory	Title:

Whitebox Relative Value Partners, LP

By:	/s/ Jake Mercer
Name:	Jake Mercer
Title:	Authorized Signatory

Pandora Select Partners, LP

By:	/s/ Jake Mercer
Name:	Jake Mercer
Title:	Authorized Signatory

Whitebox GT Fund, LP

By:	/s/ Jake Mercer
Name:	Jake Mercer
Title:	Authorized Signatory